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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                 October 4, 2005
                                 ---------------
                Date of Report (Date of earliest event reported)



                                AptarGroup, Inc.
                                ----------------
             (Exact name of registrant as specified in its charter)


          Delaware                       1-11846                 36-3853103
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(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

       475 West Terra Cotta Avenue, Suite E, Crystal Lake, Illinois, 60014
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                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 815-477-0424.
                                                            -------------


                                       N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01    Other Events.
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     On October 4, 2005 AptarGroup, Inc. announced it had acquired MBF
Developpement SAS and related companies ("MBF"). The press release regarding this announcement is furnished as Exhibit 99.1 hereto.




Item 9.01    Financial Statements and Exhibits.
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       (c) Exhibits

       99.1  Press release issued by AptarGroup, Inc. dated
             October 4, 2005.


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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                       AptarGroup, Inc.


Date:  October 4, 2005                            By:  /s/ Stephen J. Hagge
                                                       --------------------
                                                       Stephen J. Hagge
                                                       Executive Vice President,
                                                       Chief Financial Officer
                                                       and Secretary


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                                  Exhibit Index
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Exhibit No.
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99.1       Press Release issued by AptarGroup, Inc. dated October 4, 2005.